Exhibit (m) Calculation of Illustrations for VUL 5 / VUL 5 – ES

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $12,309.68

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$9,955.03
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$792.75
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	($212.60)

=	$12,310	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:”

Month	COI
1	$12.55
2	$12.55
3	$12.55
4	$12.56
5	$12.56
6	$12.56
7	$12.56
8	$12.57
9	$12.57
10	$12.57
11	$12.57
12	$12.58
Total	$150.75

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($18.36)
2	($18.24)
3	($18.12)
4	($18.01)
5	($17.89)

6	($17.77)
7	($17.66)
8	($17.54)
9	($17.43)
10	($17.31)
11	($17.19)
12	($17.08)
Total	($212.60)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,309.68
- Year 5 Surrender Charge	$6,880.00

=	$5,430	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $14,859.19

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,656.44
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$791.93
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$634.68

=	$14,859	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.49
2	$12.49
3	$12.49
4	$12.49
5	$12.49
6	$12.49
7	$12.49
8	$12.50
9	$12.50
10	$12.50
11	$12.50
12	$12.50
Total	$149.93

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$53.14
2	$53.10
3	$53.05
4	$53.01
5	$52.96
6	$52.91
7	$52.87
8	$52.82
9	$52.77
10	$52.73
11	$52.68
12	$52.63
Total	$634.68

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,859.19
- Year 5 Surrender Charge	$6,880.00

=	$7,979	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $17,856.62

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,578.21
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$791.01
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$1,709.42

=	$17,857	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly COI charges for year 5 are:

Month	COI
1	$12.43
2	$12.43
3	$12.43
4	$12.42
5	$12.42
6	$12.42
7	$12.42
8	$12.41
9	$12.41
10	$12.41
11	$12.41
12	$12.40
Total	$149.01

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$139.04
2	$139.65
3	$140.25
4	$140.87
5	$141.49
6	$142.11
7	$142.74

8	$143.37
9	$144.01
10	$144.65
11	$145.30
12	$145.95
Total	$1,709.42

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,856.62
- Year 5 Surrender Charge	$6,880.00

=	$10,977	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $1,500,000 or 222% x $73,785.71

= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$59,777.78
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,924.09
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	($1,267.98)

=	$73,786	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $252.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$67.39
2	$67.41
3	$67.43
4	$67.46
5	$67.48
6	$67.50
7	$67.52
8	$67.54
9	$67.56
10	$67.58
11	$67.60
12	$67.62
Total	$810.09

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($108.97)
2	($108.37)
3	($107.76)
4	($107.16)
5	($106.56)
6	($105.96)
7	($105.36)
8	($104.76)
9	($104.16)
10	($103.57)
11	($102.97)
12	($102.37)
Total	($1,267.98)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$73,785.71
- Year 5 Surrender Charge	$29,355.00

=	$44,431	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $1,500,000 or 222% x $88,926.72

= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$69,861.27
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,917.02
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$3,782.47

=	$88,927	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $252.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$66.91
2	$66.91
3	$66.92
4	$66.92
5	$66.92
6	$66.92
7	$66.92
8	$66.92
9	$66.92
10	$66.92
11	$66.92
12	$66.92
Total	$803.02

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$315.42
2	$315.38
3	$315.35
4	$315.31
5	$315.27
6	$315.23
7	$315.19
8	$315.15

9	$315.11
10	$315.07
11	$315.03
12	$314.99
Total	$3,782.47

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$88,926.72
- Year 5 Surrender Charge	$29,355.00

=	$59,572	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $1,500,000 or 222% x $106,710.61

= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4: $81,239.83
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,908.87
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$10,179.65

=	$106,711	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $252.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$66.37
2	$66.35
3	$66.33
4	$66.30
5	$66.28
6	$66.25
7	$66.23
8	$66.20
9	$66.18
10	$66.15
11	$66.13
12	$66.10
Total	$794.87

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$825.04
2	$829.15
3	$833.30
4	$837.49
5	$841.70
6	$845.95
7	$850.24
8	$854.56
9	$858.92
10	$863.32
11	$867.75
12	$872.22
Total	$10,179.65

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$106,710.61
- Year 5 Surrender Charge	$29,355.00

=	$77,356	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $9,493.42

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$7,728.57
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,362.84
- Mortality & Expense Charge****	$62.12
+ Hypothetical Rate of Return*****	($170.18)

=	$9,493	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.69
2	$43.70
3	$43.72
4	$43.73
5	$43.75
6	$43.76
7	$43.78
8	$43.79
9	$43.81
10	$43.82
11	$43.84
12	$43.85
Total	$525.24

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($15.20)
2	($15.01)
3	($14.83)
4	($14.64)
5	($14.46)
6	($14.27)
7	($14.09)
8	($13.90)

39

9	($13.72)
10	($13.54)
11	($13.35)
12	($13.17)
Total	($170.18)

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$9,493.42
-	Year 5 Surrender Charge	$6,880.00

=		$2,613	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $11,568.31

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$9,131.44
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$1,360.52
-	Mortality & Expense Charge****	$72.43
+	Hypothetical Rate of Return*****	$509.82

=		$11,568	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.53
2	$43.54
3	$43.55
4	$43.55
5	$43.56
6	$43.57
7	$43.58
8	$43.59
9	$43.60
10	$43.61
11	$43.62
12	$43.62
Total	$522.92

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$43.98
2	$43.71
3	$43.44
4	$43.17
5	$42.90
6	$42.63
7	$42.35
8	$42.08
9	$41.81
10	$41.53
11	$41.25
12	$40.98
Total	$509.82

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value		$11,568.31
-	Year 5 Surrender Charge	$6,880.00

=		$4,688	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 250% x $14,017.76

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,722.05
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,357.83
- Mortality & Expense Charge****	$84.32
+ Hypothetical Rate of Return*****	$1,377.86

=	$14,018	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.35
2	$43.35
3	$43.35
4	$43.35
5	$43.35
6	$43.35
7	$43.35
8	$43.35
9	$43.35
10	$43.36
11	$43.36
12	$43.36
Total	$520.23

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$115.06
2	$115.02
3	$114.98
4	$114.93
5	$114.89
6	$114.85
7	$114.80
8	$114.76

9	$114.71
10	$114.67
11	$114.62
12	$114.58
Total	$1,377.86

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,017.76
- Year 5 Surrender Charge	$6,880.00

=	$7,138	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $1,500,000 or 222% x $59,701.48

= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$48,770.11
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,826.79
- Mortality & Expense Charge****	$385.00
+ Hypothetical Rate of Return*****	($1,056.84)

=	$59,701	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$250.23
2	$250.36
3	$250.48
4	$250.60
5	$250.72
6	$250.84
7	$250.96
8	$251.08
9	$251.20
10	$251.32
11	$251.44
12	$251.56
Total	$3,010.79

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($93.34)
2	($92.38)
3	($91.41)
4	($90.45)
5	($89.50)
6	($88.54)
7	($87.58)
8	($86.63)
9	($85.68)
10	($84.73)
11	($83.78)
12	($82.83)
Total	($1,056.84)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$59,701.48
- Year 5 Surrender Charge	$29,355.00

=	$30,346	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $1,500,000 or 222% x $72,517.96

= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$57,408.42
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,804.60
- Mortality & Expense Charge****	$448.48
+ Hypothetical Rate of Return*****	$3,162.62

=	$72,518	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$248.72
2	$248.78
3	$248.84
4	$248.90
5	$248.96
6	$249.02
7	$249.08
8	$249.14
9	$249.20
10	$249.26
11	$249.32
12	$249.38
Total	$2,988.60

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$270.17
2	$268.98
3	$267.78
4	$266.59
5	$265.38
6	$264.18
7	$262.97

8	$261.76
9	$260.54
10	$259.32
11	$258.09
12	$256.86
Total	$3,162.62

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$72,517.96
- Year 5 Surrender Charge	$29,355.00

=	$43,163	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $1,500,000 or 222% x $87,623.40

= $1,500,000

Policy Value:

Year 5 Policy Value =

Policy Value at the end of year 4	$67,186.16
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,778.99
- Mortality & Expense Charge****	$521.65
+ Hypothetical Rate of Return*****	$8,537.87

=	$87,623	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$247.01
2	$247.00
3	$246.98
4	$246.96
5	$246.94
6	$246.93
7	$246.91
8	$246.89
9	$246.87
10	$246.85
11	$246.83
12	$246.82
Total	$2,962.99

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$706.90
2	$707.71
3	$708.53
4	$709.36
5	$710.19
6	$711.03
7	$711.87
8	$712.73
9	$713.59
10	$714.45
11	$715.32
12	$716.20
Total	$8,537.87

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$87,623.40
- Year 5 Surrender Charge	$29,355.00

=	$58,268	(rounded to the nearest dollar)